Exhibit 10.3

AMENDED AND RESTATED PROMISSORY NOTE A-2

$90,000,000.00	New York, New York
January 24, 2019

Florida Documentary Stamp Taxes in the amounts required by law have been paid on the Security Instruments securing this instrument and recorded in Collier County, Florida, Palm Beach County, Florida, St. Lucie County, Florida, and Miami-Dade County, Florida.

WHEREAS, CITI REAL ESTATE FUNDING INC., a New York corporation, having an address at 388 Greenwich Street, 6th Floor, New York, New York 10013, (together with its respective successors and/or assigns “A-2 Lender) and KEYBANK NATIONAL ASSOCIATION, a national banking association, having an address at 11501 Outlook, Suite 300, Overland Park, Kansas 66211 (together with its successors and assigns, “A-1 Lender” and with A-2 Lender, collectively, “Lender”) are the owners and holders of those certain notes set forth on Schedule I hereof (collectively, the “Original Note”), incorporated herein;

WHEREAS, the entities listed on Schedule II hereof, each a Delaware limited liability company having an address at 10 Terrace Road, Ladera Ranch, CA 92694 (each an “Individual Borrower”, and jointly, severally and collectively, “Borrower”) and Lender desire to combine, amend, and restate the terms and conditions of the Original Note into (i) this Amended and Restated Promissory Note A-2 by Borrower in favor of A-2 Lender (as the same may be modified, amended, supplemented, split, or extended, and any note(s) issued in exchange or replacement hereof, this “Note A-2”), and (ii) that certain Promissory Note A-1 made of even date herewith by Borrower in favor of A-1 Lender in the stated principal amount of $90,000,000.00 (as the same may be modified, amended, supplemented, split, or extended, and any note(s) issued in exchange or replacement thereof, “Note A-1”). This Note A-2 is not intended to constitute a novation or discharge of the indebtedness previously evidenced by the Original Note and consolidated herewith;

WHEREAS, all things necessary to make this Note A-2 the valid and legally binding obligation of Borrower in accordance with its terms have been done and performed; and

WHEREAS, Borrower and A-2 Lender intend these Recitals to be a material part of this Note A-2.

NOW, THEREFORE, by Borrower’s execution and delivery to A-2 Lender, and A-2 Lender’s acceptance of delivery from Borrower, of this Note A-2 (together with Borrower’s execution and delivery to A-1 Lender, and A-1 Lender’s acceptance of, the Note A-1) this Note A-2 and the Note A-1 combine, amend, modify and restate, without repaying, the Original Note:

FOR VALUE RECEIVED, Borrower, as maker, unconditionally promises to pay to A-2 Lender, or at such other place as the holder hereof may from time to time designate in writing, the principal amount of NINETY MILLION AND 00/100 DOLLARS ($90,000,000.00) (the “Loan”), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon at the rate provided in that certain Loan Agreement dated as of the date hereof, between Borrower, as borrower, and Lender, as lenders (together with all amendments, extensions, renewals, modifications, consolidations, substitutions, replacements and restatements thereof, the “Loan Agreement”). Borrower promises to pay such outstanding principal and interest as and when required by and in accordance with the terms of this Note A-2 and the Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

This Note A-2, together with Note A-1 (i) is being executed and delivered pursuant to the Loan Agreement, (ii) is the “Note” referred to in the Loan Agreement, and (iii) is secured by, among other things, the Security Instruments and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instruments and the other Loan Documents are hereby made part of this Note A-2 to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note A-2 and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

Upon the occurrence of an Event of Default, then subject to and in accordance with the Loan Agreement, all obligations outstanding hereunder and under the Loan Agreement and other Loan Documents shall become immediately due and payable, and Lender shall have all rights and remedies provided for or available under the Loan Documents or applicable law.

Borrower (on behalf of itself and its successors and assigns) hereby waives presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind, other than any notices otherwise expressly required under this Note A-2, the Loan Agreement or any other Loan Document. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note A-2, the Loan Agreement or the other Loan Documents.

Borrower (on behalf of itself and its successors and assigns) hereby expressly waives the right to prepay the obligations evidenced hereby in whole or part without penalty (except to the extent expressly provided in the Loan Agreement), and expressly agrees to pay the amounts required herein in the event of an acceleration of the Loan in accordance with the Loan Agreement. Borrower agrees that the Spread Maintenance Premium, if any, required under the Loan Agreement, is reasonable. Borrower has given individual weight to the consideration in this transaction for this waiver and agreement. Borrower hereby expressly waives the benefit of any applicable law to the contrary, including California Civil Code Section 2954.10, and all other statutes, principles, and rules of law of similar effect. By signing this provision in the space provided below, Borrower hereby declares that Lender’s agreement to make the subject Loan at the interest rate and for the term set forth in this Note A-2, the Loan Agreement, and the other Loan Documents, constitutes adequate consideration, given individual weight by the undersigned, for this waiver and agreement.

[ACKNOWLEDGMENT AND ACCEPTANCE FOLLOWS ON NEXT PAGE]

ACKNOWLEDGED AND ACCEPTED:

SSGT 1001 TOLLGATE RD, LLC

SSGT 1111 W GLADSTONE ST, LLC

SSGT 1302 MARQUETTE DR, LLC

SSGT 1671 NORTHPARK DR, LLC

SSGT 4349 S JONES BLVD, LLC

SSGT 4866 E RUSSELL RD, LLC

SSGT 7211 ARLINGTON AVE, LLC

SSGT 7760 LORRAINE AVE, LLC

SSGT 8239 BROADWAY ST, LLC

SST II 10451 NW 33RD ST, LLC

SST II 120 CENTREWEST CT, LLC

SST II 1325 BENDEN WAY, LLC

SST II 1341 S STATE RD 7, LLC

SST II 1401 ENTERPRISE ST, LLC

SST II 150 AIRPORT BLVD, LLC

SST II 1597 MARKET ST, LLC

SST II 1840 VICTORIA ST, LLC

SST II 1880 WILLIAMSBURG PIKE, LLC

SST II 1900 BELLBROOK AVE, LLC

SST II 21 KINGS CHAPEL DR, LLC

SST II 4950 WESTERN AVE, LLC

SST II 5012 NEW BERN AVE, LLC

SST II 5200 COLISEUM WAY, LLC

SST II 525 SW SOUTH MACEDO BLVD, LLC

SST II 660 GARDEN HWY, LLC

SST II 6950 S GARTRELL RD, LLC

SST II 700 RUSSELL RD, LLC

SST II 7755 PRESERVE LN, LLC

SST II ROSSVILLE BLVD, LLC

each a Delaware limited liability company

By:	Strategic Storage Trust II, Inc., a Maryland corporation, its Manager

	By:	/s/ Michael S. McClure
Name: Michael S. McClure
Title: President

Promissory Note – SST II 2019

Acknowledgement

BORROWER (continued):

SSGT TRS MORTGAGE, LLC, a Delaware limited liability company

By:	SS Growth TRS, Inc.,
a Delaware corporation, its Manager

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

SST II TRS MORTGAGE, LLC, a Delaware limited liability company

By:	Strategic Storage TRS II, Inc.,
a Delaware corporation, its Manager

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

Promissory Note – SST II 2019

Acknowledgement

THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER (AND LENDER BY ITS ACCEPTANCE OF THIS NOTE) HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE, AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

The provisions of Article XII of the Loan Agreement are hereby incorporated by reference in this Note to the same extent and with the same force as is fully set forth herein.

The ownership of an interest in the Loan shall be registered on a record of ownership maintained by Lender, as non-fiduciary agent for the Borrower, pursuant to Section 14.34 of the Loan Agreement.

Each Individual Borrower shall be jointly and severally liable for the payment of the Loan and the payment and performance of all other obligations of Borrower (and of each Individual Borrower) under this Note and all other Loan Documents.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

SSGT 1001 TOLLGATE RD, LLC
SSGT 1111 W GLADSTONE ST, LLC
SSGT 1302 MARQUETTE DR, LLC
SSGT 1671 NORTHPARK DR, LLC
SSGT 4349 S JONES BLVD, LLC
SSGT 4866 E RUSSELL RD, LLC
SSGT 7211 ARLINGTON AVE, LLC
SSGT 7760 LORRAINE AVE, LLC
SSGT 8239 BROADWAY ST, LLC
SST II 10451 NW 33RD ST, LLC
SST II 120 CENTREWEST CT, LLC
SST II 1325 BENDEN WAY, LLC
SST II 1341 S STATE RD 7, LLC
SST II 1401 ENTERPRISE ST, LLC
SST II 150 AIRPORT BLVD, LLC
SST II 1597 MARKET ST, LLC
SST II 1840 VICTORIA ST, LLC
SST II 1880 WILLIAMSBURG PIKE, LLC
SST II 1900 BELLBROOK AVE, LLC
SST II 21 KINGS CHAPEL DR, LLC
SST II 4950 WESTERN AVE, LLC
SST II 5012 NEW BERN AVE, LLC
SST II 5200 COLISEUM WAY, LLC
SST II 525 SW SOUTH MACEDO BLVD, LLC
SST II 660 GARDEN HWY, LLC
SST II 6950 S GARTRELL RD, LLC
SST II 700 RUSSELL RD, LLC
SST II 7755 PRESERVE LN, LLC
SST II ROSSVILLE BLVD, LLC

each a Delaware limited liability company

By:	Strategic Storage Trust II, Inc., a Maryland corporation, its Manager

By:	/s/ Michael S. McClure
Name: Michael S. McClure
Title: President

Promissory Note – SST II 2019

Signature Page

BORROWER (continued):

SSGT TRS MORTGAGE, LLC,
a Delaware limited liability company

By:	SS Growth TRS, Inc.,
a Delaware corporation, its Manager

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

SST II TRS MORTGAGE, LLC,
a Delaware limited liability company

By:	Strategic Storage TRS II, Inc.,
a Delaware corporation, its Manager

By:	/s/ Michael S. McClure
Name:	Michael S. McClure
Title:	President

Promissory Note – SST II 2019

Signature Page

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